Value Investing in
                          Small Companies for 25 Years

                                       THE
                                      ROYCE
                                      FUNDS

                               ROYCE PREMIER FUND
                              ROYCE MICRO-CAP FUND
                             1998 Semi-Annual Report

                               www.roycefunds.com

THE ROYCE FUNDS ROAD MAP
--------------------------------------------------------------------------------

                            TWO PORTFOLIO STRATEGIES
                              [Blue bar] SMALL-CAP
                             [Yellow bar] MICRO-CAP

For 25 years, Royce & Associates has utilized a disciplined value approach to select small and micro-cap companies. Our strategies focus on capitalization (small or micro-cap) and portfolio construction (concentrated or diversified) considerations.

--------------------------------------------------------------------------------
CORE FUNDS

The small-cap universe (companies with market caps between             [Blue bar]
$300 million and $1 billion) is no longer small, unknown or            ROYCE PREMIER
under-owned; therefore, we believe that this greater level of          Small-Cap Orientation
efficiency requires greater portfolio concentration.                   Concentrated Portfolio

The micro-cap universe (companies with market caps between $5          [Yellow bar]
million and $300 million) provides more choices                        ROYCE MICRO-CAP
(approximately 6,400 companies), yet greater trading                   Micro-Cap Orientation
difficulties; therefore, we believe that broad diversification         Diversified Portfolio
is required given the liquidity constraints of this sector.

--------------------------------------------------------------------------------
COMBINED FUNDS

These portfolios combine our two core strategies and                   [Blue bar]
represent our flagship approach. Two of our combined                   [Yellow bar]
portfolios, Pennsylvania Mutual and PMF II, are designed for           PENNSYLVANIA MUTUAL
both individuals and institutions, while Royce GiftShares              Diversified Small and
offers one of the few gifting and estate-planning portfolios.          Micro-Cap Portfolio

                                                                       [Blue bar]
                                                                       [Yellow bar]
                                                                       PMF II
                                                                       Diversified Small and
                                                                       Micro-Cap Portfolio

                                                                       [Blue bar]
                                                                       [Yellow bar]
                                                                       ROYCE GIFTSHARES
                                                                       Concentrated Small and
                                                                       Micro-Cap Portfolio

--------------------------------------------------------------------------------
THEME FUNDS [Blue bar]
            [Yellow bar]

Theme funds contain stocks primarily found in the core                 ROYCE TOTAL RETURN
portfolios that have special attributes. One has low-volatility        Dividend-Paying Securities
characteristics (dividends), one has the potential for higher
returns and volatility (low-priced stocks) and one takes               ROYCE LOW-PRICED
specific sector (financial services) risk. Performance and             Stocks Priced Below $15
volatility may be substantially different for each of
these portfolios.                                                      ROYCE FINANCIAL SERVICES
                                                                       Financial Services
                                                                       Companies

                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------

SEMI-ANNUAL REPORT REFERENCE GUIDE
--------------------------------------------------------------------------------

"Curiouser and Curiouser": The Equity Markets.                                 2
--------------------------------------------------------------------------------
Investing "Through the Looking Glass": Finding                                 5
Value in an Overvalued Market.
--------------------------------------------------------------------------------
Royce Premier Fund, with its concentrated portfolio, effectively              12
navigated through a volatile second quarter for small-cap companies and enjoyed a performance edge for the first half over its benchmark index, the small-cap oriented Russell 2000.
--------------------------------------------------------------------------------
Royce Micro-Cap Fund outperformed the Russell 2000 for the                    14
first half, as well as for the one-year, five-year and since inception (12/31/91) periods ended June 30, 1998.
--------------------------------------------------------------------------------
Updates and Notes: Our New and Improved Website (www.roycefunds.com).         16
--------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                      18
--------------------------------------------------------------------------------
Postscript: Hang Time.                                         Inside back cover
--------------------------------------------------------------------------------

For 25 years, our value approach has focused on evaluating a company's private worth -- what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

AVERAGE ANNUAL TOTAL RETURNS Through June 30, 1998

                                 YEAR-TO-DATE                          SINCE
  FUND (INCEPTION)                    1998*    1-YEAR     5-YEAR     INCEPTION
--------------------------------------------------------------------------------
  Royce Premier Fund (12/31/91)      8.5%      12.1%       15.1%       15.5%
--------------------------------------------------------------------------------
  Royce Micro-Cap Fund** (12/31/91)  6.4%      20.5%       16.3%       18.6%

  * Not annualized.        ** Investment Class.

[sidebar]

[photo: Charles M. Royce]
Charles M. Royce, President

Many people argue that as long as the U.S. economy remains as robust as it has been, the stock market should continue to rise. We believe, however, that the factors that drive the stock market are very complex, and the notion that a strong economy guarantees a strong market greatly oversimplifies the issue. Markets will fluctuate.

[end sidebar]

LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[cartoon graphic: Alice in Wonderland with Queen of Hearts, Mad Hatter and Rabbit looking at chart of S&P 500 returns (Drawn in the style of Tenniel)]

Drawing by Hank Blaustein; (C) 1998

"CURIOUSER AND CURIOUSER"

Alice's wide-eyed response to Wonderland reflects our own take on the current equity markets. Returns continued their ascent as all major stock market indices reached record highs during 1998's first six months. Like the bully at the playground, the "biggest" companies enjoyed the biggest rewards. The large-cap indices -- S&P 500 and Dow Jones Industrial Average ("DJIA") -- along with the technology driven Nasdaq Composite, each posted six-month results well in excess of their average historic 12-month returns. We expect that most investors never imagined investing would be so easy. As Berkshire Hathaway Vice Chairman Charlie Munger once quipped, "If successful investing required merely extrapolating history (and especially recent market returns), the Forbes 400 would consist entirely of librarians."

       Even more curious are the level and convergence of long and short-term returns. We looked at quarter-end return periods for the S&P 500 over the last 52 years. We found that the time-weighted composite of one, three, five, 10, 15 and 20-year results ended June 30, 1998 was surpassed only by 1998's first quarter-ending results. While the short-term returns were exceptional, the long-term results were even more surprising. We could not help looking at the median and worst performance periods, as well. Two of the bottom three performance periods ended shortly after we began to manage Pennsylvania Mutual Fund 25 years ago. We are all Alices living in Wonderland now.

2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

      For the first six months of 1998, the S&P 500 and DJIA were up 17.7% and 14.2%, respectively, while the Nasdaq Composite was up an even more amazing 20.7%. While it would be easy to declare, as Alice's Dodo did, "Everybody has won, and all must have prizes," further investigation of first-half results reveals a telling insight. According to statistics published by FactSet Data, the S&P 500's 50 largest companies rose nearly 26% in the first half, while the other 450 gained just 9.5%. Investors' preferences for the biggest and most well-known companies stem from concerns about a potential economic slowdown, global economic unrest and liquidity (the ability to easily buy and sell securities). We find this ironic in that we believe that many of the companies most likely to be affected by global problems are precisely the ones whose share prices are rising the fastest.

      Small-cap relative returns were affected by both the sector's significantly higher level of volatility and by the substantial strength of the large-cap market. For 1998's first half, the Russell 2000 was up an uninspiring 4.9%. As good as the first quarter was for the index (+10.0%), it was not able to sustain the pace, dropping 4.7% in the second quarter. As small-cap managers, we are frequently asked, "if relative valuations and earnings growth for your sector are better than for large-caps, when will small-cap stock prices reflect this?" We do not know.

"WHICH WAY? WHICH WAY?"

Alice's question about which direction to follow upon arriving in Wonderland aptly reflects investor sentiment regarding recent small-cap underperformance. First the good news. Since the trough in October 1990, small-cap stocks, as measured by the Russell 2000, have provided a 21.4% average annual total return. And now the bad news. Since the May 1996 peak, the Russell 2000 has generated a 12.7% average annual total return. What's so bad about a 12.7% average annual total return? Nothing, until you compare it to the large-cap S&P 500, which over the same period compounded at a 29.9% average annual rate. Contributing to this substantial performance disparity were more frequent and severe declines within the small-cap sector. In fact, since the May 1996 small-cap peak, the Russell 2000 has undergone three separate 10%+ declines, while the S&P 500 has endured only one. As we have suggested in past letters, higher volatility generally precedes lower returns and, in our opinion,

ROLLING RETURN OF THE S&P 500 OVER 1,3,5,10, 15 AND 20-YEAR PERIODS
Ranked by Time-Weighted Score for 210 Periods Ended 3/31/46 Through 6/30/98

                                                                           Composite
 Quarter   1-Year    3-Year    5-Year   10-Year   15-Year    20-Year    Return     Rank
---------------------------------------------------------------------------------------
  Mar-98   48.0%     32.8%    22.4%     19.9%     17.8%      17.7%     20.1%        1
---------------------------------------------------------------------------------------
  Jun-98   30.0      30.2     23.1      18.6      17.2       17.4      19.1         2
---------------------------------------------------------------------------------------
  Dec-97   33.3      31.1     20.2      18.0      17.5       16.6      18.6         3
---------------------------------------------------------------------------------------
  Mar-67    4.7      7.9      10.2      11.1      13.3       14.3      12.5       104
---------------------------------------------------------------------------------------
  Dec-86   18.6     18.4      19.8      13.8      10.8       10.2      12.5       105
---------------------------------------------------------------------------------------
  Dec-90   -3.1     14.1      13.1      13.9      13.9       11.1      12.5       106
---------------------------------------------------------------------------------------
  Jun-49   -9.5     -3.0       7.1       8.6       8.1        2.3       5.0       208
---------------------------------------------------------------------------------------
  Dec-74  -26.3     -9.2      -2.4       1.2       4.3        6.9       2.7       209
---------------------------------------------------------------------------------------
  Sep-74  -38.8    -10.6      -4.2       0.5       4.1        7.0       2.1       210
---------------------------------------------------------------------------------------

Note: Composite return percentages were derived by time-weighting the returns of each of the performance periods allotted by proportion of overall time period vs. each period (e.g., the total of 1, 3, 5, 10, 15 and 20 is 54. The return for the 20-year period is weighted 37% {20 [divided by] 54}).

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 3

[sidebar]

We think that the market has recently benefited from the economic misfortune of other countries, such as Japan, and a superbly profitable moment in the U.S. economy accompanied by a significant decline in interest rates. None of these features are permanent and none are likely to continue to have the same enormously positive impact.

[end sidebar]

provides an edge for value. Performance results for the "growth" and "value" segments of the Russell 2000 bore this out. From the May 22, 1996 peak through June 30, 1998, the Russell 2000 Value Index was up 51.5% versus a gain of only 9.6% for the Russell 2000 Growth Index.

                         SMALL CAP: REVERSAL OF FORTUNE

                    Total Returns of Russell 2000 vs. S&P 500
                 From Small-Cap Trough in 1990 and Peak in 1996
--------------------------------------------------------------------------------
                          10/31/90-              5/31/96-
                          5/31/96                6/30/98
--------------------------------------------------------------------------------
Russell 2000              233.9%                 29.9%
S&P500                    158.7%                 75.8%

                            CAUSE: MORE FREQUENT AND
                                 SEVERE DECLINES

[bar chart]

S&P 500        10/7/97 -      -10.8%
               10/27/97


Russell 2000   5/22/96 -      -15.5%
               7/24/96

               10/13/97 -     -11.5%
               1/12/98

               4/21/98 -      -11.6%
               6/15/98

Since the small-cap peak in May '96, small-caps have undergone three separate 10%+ declines, while the S&P 500 has had only one.

[end bar chart]

      We believe that small-cap's higher level of volatility may have implications for large-cap stocks as well -- though many investors tend to look at this the other way around and insist that large-caps lead small-caps. To us, however, the small-cap world is more indicative of the "average" stock, so that at some point, large-cap stocks will take their cues from small-cap's higher volatility and overall performance. A period of high returns (similar to recent market experience) -- when accompanied by continued performance divergence -- often precedes a substantial market correction. We believe that this may occur in the months ahead.

REASONABLE INVESTORS IN UNREASONABLE TIMES

As we sit back and assess our own six-month results, we are reminded of a simple, yet important, premise -- while we can control our investment process, we cannot control our relative investment results, especially over the short term. We believe that a well-planned and consistently applied approach will result in attractive long-term returns, even when compared to appropriate indices and peers. In the short term, however, anything can happen, and usually does. Thus, when we report our semi-

[cartoon graphic: school of small fish chasing large fish with caption "The next cycle?"]

[pull quote]

By not focusing on what we can't
control, our relative results, we are
able to focus on what is important --
understanding risk and reward while
maintaining a long-term perspective.

[end pull quote]

4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 annual performance results, we try to temper our enthusiasm when things have gone well and to keep our chins up when they have not. By not focusing on what we can't control, our relative results, we are able to focus on what is important-- understanding risk and reward while maintaining a long-term perspective.

      Our investment approach provided a short-term advantage in this period of higher volatility for small-cap stocks. For 1998's first six months, our results, while reflecting the small-cap and micro-cap universe in which we invest, were better than that of our small-cap benchmark index, the Russell 2000. The same performance relationship also has held true since the May 1996 small-cap peak. For a complete review and discussion of our results and our risk profiles, please see pages 12-15.

                           RECENT PERFORMANCE RESULTS

                                   Year-to-date               5/22/96 -
                                   1998                       6/30/98
-----------------------------------------------------------------------
Royce Premier Fund                 8.5%                        38.5%
Royce Micro-Cap Fund               6.4                         35.1
Russell 2000                       4.9                         28.7

THROUGH THE LOOKING GLASS:
FINDING VALUE IN AN OVERVALUED MARKET

Traditional measures of market value in large-cap stocks, such as price/earnings, price/book and price/dividends ratios, are at their highest levels in history. This suggests that we may be approaching fully valued territory for equity markets overall. We are inclined to agree, and on one level view the seemingly endless ascent of the market with great concern. On the other hand, our business buyer's perspective points us in a different direction, namely that we work in a market of stocks, not a stock market. Successful investors have always emphasized the importance of a long-term view, one that centers on understanding the nature of a company's business. It is an idea that we have utilized throughout our 25 years of investing, one that we think enables us to find value in an overvalued market, in spite of this apparent paradox.

      Overvaluation relates directly to expectations. Many investors are chasing performance, particularly in large-cap stocks. The current investment standard is to continue investing in what has worked, not what will work. This is akin to driving while using only the rear-view mirror. Our practice has always been to mine low-expectation areas. Currently, we are finding opportunities, especially in the micro-cap sector. Micro-caps represent the largest domestic equity market in terms of names and often show little correlation with the large-cap market. We believe that this sector of the market, which may be higher in risk than the large-cap market, represents undervalued opportunity, especially in light of the high expectations and short attention spans of investors in other areas.

      "What do you mean by that," said Alice's Caterpillar sternly. "Explain yourself!" By way of explanation, consider the vast size in our stock-selection universe -- close to 8,000 public companies currently have market capitalizations of less than $1 billion.

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 5

[sidebar]

A question we often hear is "why aren't small-caps doing better if the valuations are so attractive?" It is worth remembering that valuations may have nothing to do with performance in the short run. Very often performance comes well after attractive valuations are present. Patience is critical.

[end sidebar]

      The size and diversity of the small-cap and micro-cap sectors allow for any number of companies to escape the attention of both individual and institutional investors. Even in a world where information travels across the globe in seconds, interpretations remain imperfect, due in part to the sheer volume of data and in part to more human factors. We are still finding well-managed, financially sound companies that are either unnoticed by, or out of favor with, the larger investment community. So while equal access to information exists, you must know where to look and what to do with what you find.

[pull quote]

What value investing pioneer Professor
David Dodd said many years ago has
seldom been more true than it is today:
"There are no new eras, only new
errors."

[end pull quote]

      Working in this fashion means that we still believe in market cycles and in the importance of attempting to reduce risk. Of course, there are those dissenting voices who insist that we have entered a "new era" of investing where concepts such as "market cycle," "risk" and "negative return" are the quaint relics of a distant past. These people insist that markets now move sequentially, not cyclically, and offer a wildly optimistic view of the market's future. We must take issue with this argument. What value investing pioneer Professor David Dodd said many years ago has seldom been more true than it is today: "There are no new eras, only new errors."

"THE TIME HAS COME, THE WALRUS SAID, TO TALK OF MANY THINGS"

Having enjoyed his first visit so much that he could not manage to stay away for long, our investment advisor friend recently returned to midtown Manhattan for a long weekend getaway that included fireworks, a poetry slam, an outdoor swing concert at Lincoln Center and a stop at our office. The intrepid advisor arrived with an array of questions. As Alice reminds us, "What is the use of a book without pictures or conversations?"

When you are looking at a given company, how do the portfolio managers and analysts interact?

We have substantial interaction between our six analysts and our four portfolio managers. Our analysts are involved in every step of the stock selection process. When we are interested in a company, we run a very systematic "fire drill" on the company's basics. We examine the balance sheet and income statement history, cash flows, and comments from management to quickly assemble a snapshot of the company. We insist on having multiple sets of eyes viewing every company.

6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

After the "fire drill," what is the next step?

Quantitative information, now available to everybody instantly, is a commodity today. This access is no longer an edge in and of itself. The next step is dealing with non-quantitative research activity. When we first look at a given company, one or two analysts work with a portfolio manager. Once we have decided to follow through on an idea and begin the strategic analysis process, we test our idea using the Socratic method. We ask ourselves questions that force us to delve deeply. This format is critical because it brings together all of the information we have gathered and opens our eyes to the kinds of risks we are considering.

[pull quote]

This format is critical because it
brings together all of the information
we have gathered and opens our eyes to
the kinds of risks we are considering.

[end pull quote]

Do portfolio managers do any of their own research or is that left to the analysts?

Everybody takes an active part in the research process, including both grunt work and strategic analysis. We all wade through financial statements. We meet with management. We speak to the company's customers, suppliers and competitors. The kind of research we do is labor-intensive and time-consuming.

How do you track a company once you own it?

We stay in touch with management, we continue to carefully examine the financial statements when they are published on a quarterly basis and we look for developments both within the company and in the economy as a whole that may affect the company's or its sector's business. Contrary to what people think, companies do not change very much on a quarter-to-quarter basis. Prices, on the other hand, change constantly, and we watch them every day.

Are there any advantages you have as an institutional trader that an individual investor does not enjoy?

We deal with over 100 broker-dealers, which certainly gives us an advantage. Today's electronic trading systems are a great help. We also attempt to trade within the spreads, between the bid and ask, in a way that would be difficult for an individual.

[pull quote]

Contrary to what people think, companies do not change very much on a quarter-to-quarter basis. Prices, on the other hand, change constantly, and we watch them every day.

[end pull quote]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 7

[sidebar]

We think of value investing as planting before the harvest. As confident as we may feel, we cannot predict when, or even if, harvest time will come.

[end sidebar]

What is the time frame between discovering a company and buying its stock?

It can take hours, days or even months, depending on the situation. The initial purchase in which we take a small position in a stock is often done quickly and follows the "fire drill" process. These small positions then "incubate" while we move through a longer, more complicated strategic analysis that may entail weeks, or months, of research. It takes a long time for us to gain a high enough level of confidence to want to build our position in a stock. We generally set a price that we are willing to pay, and it often requires a lot of patience and discipline to wait for a stock to arrive at that price. We are looking for companies trading at discounts of about 50% to our estimate of their value as a business. It can be frustrating when, during the course of our research, these attractive discounts disappear, but in order to keep an eye on risk, we cannot afford a rush to judgment.

SAVING HUMPTY DUMPTY: THE RIGHT BALANCE

Unlike Alice, who followed the Rabbit down the hole "never once considering how in the world she was to get out again," we view risk management as critical. Historically, we have focused on five categories of risk as we analyze a company: financial, business strategy, valuation, market and portfolio. Of these, financial risk is probably the most important. Small companies, by virtue of their size, are generally more fragile than large companies, which makes strong financial condition a paramount concern for us.

      How do we specifically attempt to reduce the financial risk inherent in investing in equities? One of the most important steps involves the careful scrutiny of the balance sheet. It gives us an x-ray of a company's financial infrastructure and allows us to check its overall health and well being. The process entails a number of subjective measures in addition to more objective, quantifiable ones. It is not simply the numbers that tell the story, but one's interpretation of their significance. This evaluation is an art. Renaissance portrait painters sought to convey the essence and personality of their subjects so that the viewer would see the whole person, not just the face and figure. A careful reading of a balance sheet should yield similar results.

[graphic: pages from a financial report]

Presented only for illustration.

8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

      Rather than concentrate on traditional ratios such as debt and working capital, we look at leverage globally: how much equity supports total assets? We measure leverage by looking at the ratio of assets to stockholders' equity. (Our bias is toward lower-leveraged companies; typically, in our portfolios, the average ratio is less than two to one.) Using this method allows us to monitor changes in all liabilities, not only changes in debt. Items that can have an adverse affect on a company, such as short-term debt and payables, will give us clues as to the direction of overall leverage. This paints a more complete picture than simple debt analysis.

[pull quote]

There is a big difference between a good balance sheet that is the result of stock offerings and one that is the result of doing business the old-fashioned way -- through earnings.

[end pull quote]

      A conservatively capitalized company can better weather storms because it has the necessary financial reserves. A company with too much debt, on the other hand, runs a greater risk that stormy weather will turn into a hurricane. In essence, we seek companies that we believe possess a substantial "margin of safety" that these reserves can provide. In the spirit of "the best offense is a good defense," we also view financially strong companies as well positioned to grow. All reserves are not created equal. We target companies that have grown their book value through retained earnings, rather than paid in capital; they have demonstrated their ability to grow from their own success as a business.

      At this point, one may well ask, "But don't all portfolio managers read balance sheets?" Many do, but depending on their investment style or their experience, they may be more focused on the income statement. Our obsession takes us into the arcane world of bad debt reserves, inventory policy, warranty liabilities, pending litigation, pension obligations, pollution and product liabilities, etc. All of these factors may have a bearing on a company's -- and by extension a Fund's -- exposure to risk. We look for changes from period to period that can tell us about a company's direction. If we like the balance sheet, we want to know how it got there. There is a big difference between a good balance sheet that is the result of stock offerings and one that is the result of doing business the old-fashioned way -- through earnings.

      The process of balance sheet analysis can be long, is seldom exciting and certainly never glamorous. It is critical, however, in our search to find the kind of healthy small-cap companies that have been our mainstay for 25 years.

[pull quote]

In essence, we seek companies that we
believe possess a substantial "margin of safety" that these reserves can provide.

[end pull quote]
                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 9

[sidebar]

In our investment approach, we strongly believe in the importance of using volatility to our advantage. Volatility can drive prices to considerable lows just as easily as it can push them to unreasonable highs. This creates potential opportunities for us.

[end sidebar]

AND NOW THE TALE IS DONE, AND HOME WE STEER, A
MERRY CREW, BENEATH THE SETTING SUN

As we look to 1998's second half, we are encouraged about the relative prospects for both our investment universe and investment style.

      Relative valuations, as reflected by average P/E ratios and earnings growth prospects, should favor the small-cap sector. In addition, significant divergence between large-cap and small-cap performance has historically not been sustained over long periods (the Russell 2000 just concluded its second worst two-year relative performance period vis-a-vis the S&P 500 based on quarterly trailing returns). The worst two-year period, which ended in the fourth quarter of 1990 (and preceded small-cap's reemergence in 1991-1993), was accompanied by a general market correction, similar to what we believe is happening now. It is our belief that this performance divergence has negative implications for the market as a whole.

      A higher level of volatility, present since the small-cap peak in May 1996, in our opinion favors a value style of investing. The current level of interest rates should also benefit value, at least in a relative sense. Growth managers, who seek the expansion of price multiples, rely heavily on falling interest rates to drive their investment process. (P/E multiples and interest rates act inversely to each other, i.e., as interest rates decline, P/E multiples tend to expand.) Therefore, a more neutral interest rate environment should put value on an equal footing. The momentum investing crowd also remains very involved in small-cap (Internet stocks and cutting edge technology, in particular), which only increases the sector's vulnerability and volatility.

           [cartoon graphic: portfolio managers in a "police line-up" with caption "Guilty as Charged: Attempting to manage risk."]

10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

[photo: Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino]

(l-r) Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino

     We remain committed to the same principles that have served us well over the last 25 years. We believe that our focus on managing risk within the more volatile small-cap and micro-cap sectors is especially appropriate at this juncture in the market. We appreciate your continued support of our work and welcome your questions and comments. Happy summer days.


Sincerely,

/s/ Charles M. Royce     /s/ W. Whitney George    /s/ Jack E. Fockler, Jr.
    Charles M. Royce         W. Whitney George        Jack E. Fockler, Jr.
         President            Vice President             Vice President

July 20, 1998

PS We wanted to take this opportunity to introduce you to the two newest members of our Senior Staff, Charlie Dreifus and Buzz Zaino.

Charlie, who joined the firm on February 1, 1998, was formerly with Lazard Freres, where he was the Portfolio Manager for the Lazard Special Equity Fund. He brings 29 years of experience to Royce & Associates, 18 of them as a small-cap and micro-cap value portfolio manager. Charlie, who will be involved in our research efforts, began managing a new portfolio, Royce Special Equity Fund, on May 1, 1998.

Buzz comes to us from Trust Company of the West where he was Group Managing Director in charge of the company's small-cap value offerings. He has 30 years of investment management experience, including 21 years as a small-cap value portfolio manager. Buzz became the portfolio manager of PMF II on April 1, 1998.

We are very excited to have such seasoned professionals working with us.

PPS This report's excursion into Wonderland was inspired by the extraordinary market activity of the past few years, which to our eyes resembles the surreal surroundings brought to life in Lewis Carroll's two classics, Alice's Adventures in Wonderland and Through the Looking Glass. For those of you made "curiouser and curiouser" by our "Saving Humpty Dumpty: The Right Balance" heading, the title refers to the need to keep Humpty Dumpty "balanced" on the wall to prevent his great fall.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 11

[sidebar]

WHAT WE DO

Royce Premier Fund ("RPR") uses a value approach to invest primarily in a concentrated portfolio of small-cap stocks with market caps between $300 million and $1 billion. In selecting securities for Premier's portfolio, we search for companies that possess solid balance sheets, excellent prospects and high internal rates of return.

HOW WE DID

Royce Premier Fund, with its concentrated portfolio of high-quality small-cap companies, effectively navigated through small-cap's more difficult second quarter and outperformed its benchmark index, the small-cap oriented Russell 2000, for the first six months. The Fund was up 8.5% versus 4.9% for the Russell 2000 in the first half. Strong performances by companies in the consumer, industrial and financial sectors contributed to the Fund's gains, while our focus on risk management helped to limit the Fund's exposure to the higher levels of volatility exhibited by small-cap stocks. The Fund's average annual total returns for the three and five-year periods were 16.5% and 15.1% respectively, in line with the Fund's 15.5% average annual total return since its inception on 12/31/91.

Royce Premier Fund remained one of Morningstar's lowest risk small-cap funds as measured by the Morningstar risk ratio for the three-year period ended June 30, 1998. We are proud to report that the Fund was recently named by Money magazine as one of its "Money 100." Total net assets as of June 30, 1998 were $594 million. At year-end, the Fund will have seven years of performance history.

[end sidebar]

ROYCE PREMIER FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
--------------------------------------------------------------------------------
   Year-to-date*                                                           8.5%
 ................................................................................
   1-Year                                                                 12.1
 ................................................................................
   3-Year                                                                 16.5
 ................................................................................
   5-Year                                                                 15.1
 ................................................................................
   Since Inception (12/31/91)                                             15.5

*Not annualized.


RISK/RETURN COMPARISON  Inception (12/31/91) Through 6/30/98

                         Average Annual          Standard
                          Total Return           Deviation                RUR
--------------------------------------------------------------------------------
   Royce Premier             15.5%                  7.3                   2.12
 ................................................................................
   Russell 2000              16.2%                 12.9                   1.26
 ................................................................................

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Premier has substantially outperformed the Russell 2000 on a risk-adjusted basis.

[mountain chart]
--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------
[line chart]


PEAK 5/22/96                       PEAK 10/13/97
5/22/96 - 6/30/98                  10/13/97 - 6/30/98
--------------------               -------------------
RPR            38.5%               RPR             1.3%
--------------------               -------------------
Russell 2000   28.7%               Russell 2000   -1.3%
--------------------               -------------------

[data points for Russell 2000]

Dec 95      0.00%
Jan 96     -0.11
Feb 96      3.01
Mar 96      5.11
Apr 96     10.73
May 96     15.09
Jun 96     10.36
Jul 96      0.73
Aug 96      6.58
Sep 96     10.75
Oct 96      9.04
Nov 96     13.54
Dec 96     16.51
Jan 97     18.84
Feb 97     15.95
Mar 97     10.48
Apr 97     10.79
May 97     23.12
Jun 97     28.40
Jul 97     34.37
Aug 97     37.45
Sep 97     47.51
Oct 97     41.04
Nov 97     40.12
Dec 97     42.57

[end line chart]

Royce Premier has provided strong absolute and relative performance from the small-cap peak in May 1996

--------------------------------------------------------------------------------
ROYCE PREMIER vs. RUSSELL 2000  Value of $10,000 Invested on 12/31/91
--------------------------------------------------------------------------------
[line chart]

Date             Royce Premier $25,457          Russell 2000 $26,552
12/31/91                 10,000                       10,000
 3/31/92                 10,160                       10,750
 6/30/92                 10,140                       10,017
 9/30/92                 10,440                       10,303
12/31/92                 11,580                       11,841
 3/31/93                 12,125                       12,346
 6/30/93                 12,608                       12,615
 9/30/93                 12,923                       13,718
12/31/93                 13,784                       14,079
 3/31/94                 13,891                       13,704
 6/30/94                 13,741                       13,171
 9/30/94                 14,258                       14,085
12/31/94                 14,236                       13,823
 3/31/95                 14,851                       14,460
 6/30/95                 16,103                       15,815
 9/30/95                 16,807                       17,378
12/31/95                 16,774                       17,755
 3/31/96                 17,339                       18,662
 6/30/96                 18,022                       19,595
 9/30/96                 18,469                       19,662
12/31/96                 19,813                       20,684
 3/31/97                 20,041                       19,613
 6/30/97                 22,705                       22,794
 9/30/97                 24,837                       26,186
12/31/97                 23,461                       25,309
 3/31/98                 25,727                       27,852
 6/30/98                 25,457                       26,552

[end line chart]

Includes reinvestment of distributions.

12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

[bar chart]

               2/12/92 -  3/18/94 -  5/22/96 -   1/22/97 -  10/13/97 -   4/21/98 -
               7/8/92     12/9/94    7/24/96     4/25/97    1/12/98      6/15/98
--------------------------------------------------------------------------------
Royce Premier    0.0        -4.2      -6.4        0.3       -11.0          -6.8
Russell 2000   -11.9       -12.4     -15.5       -9.2       -11.5         -11.6

[end bar chart]

Royce Premier has outperformed the Russell 2000 during all six major downturns since the Fund's inception.

-----------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-----------------------------------------------------------

Median Market Cap.                             $595 million
 ...........................................................
Weighted Average P/E Ratio                            19.5x
 ...........................................................
Weighted Average P/B Ratio                             2.0x
 ...........................................................
Weighted Average Yield                                 1.5%
 ...........................................................
Net Assets                                     $594 million
 ...........................................................
Turnover Rate                                           11%
 ...........................................................
Symbol                                                RYPRX


------------------------------------------
TOP 10 POSITIONS % of Net Assets
------------------------------------------

Enesco Group                           3.5
 ..........................................
Charming Shoppes                       3.1
 ..........................................
Gibson Greetings                       3.0
 ..........................................
Morrison Knudsen Corporation           3.0
 ..........................................
National Computer Systems              2.9
 ..........................................
Florida Rock Industries                2.9
 ..........................................
Tom Brown                              2.8
 ..........................................
New England
Business Service                       2.8
 ..........................................
The Commerce Group                     2.7
 ..........................................
Trenwick Group                         2.7

The top 35 positions
represented 86% of
the equity portfolio
as of 6/30/98.

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                             % of Net Assets*
---------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials     23
Financial Intermediaries Insurance, Banking, Brokerage                                                         17
Industrial Services Transportation and Logistics, Printing, Engineering and Construction                   15
Financial Services Insurance Brokers, Investment Management, Information and Processing               13
Consumer Services Retail, Restaurants/Lodging, Leisure/Entertainment                              10
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                  8
Technology Hardware, Software/Services, Distribution, Telecommunications                  6
Natural Resources Oil and Gas, Energy Services, Real Estate                           6
Health Surgical Products and Devices, Drugs and Biotech, Health Services          2

*Excludes cash and short-term investments.

--------------------------------------------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
--------------------------------------------------------------------------------

Morrison Knudsen Corporation                $5,084,575
 ......................................................
National Computer Systems                    4,976,860
 ......................................................
Buffets                                      3,887,830
 ......................................................
Oakley                                       3,845,151
 ......................................................
Florida Rock Industries                      3,781,388
------------------------------------------------------
Combined Gain                              $21,575,804
------------------------------------------------------

--------------------------------------------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
--------------------------------------------------------------------------------

Unitrode Corporation                        $3,844,915
 ......................................................
CalMat                                       3,639,563
 ......................................................
Denbury Resources                            3,158,494
 ......................................................
DIMON Incorporated                           2,117,901
 ......................................................
Arnold Industries                            1,281,763
------------------------------------------------------
Combined Loss                              $14,042,636
------------------------------------------------------

   During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 50% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

   Morrison Knudsen -- This global engineering and construction company was brought out of bankruptcy by entrepreneur Dennis Washington after he merged Washington Construction into the bankrupt Morrison Knudsen. We bought the stock prior to the merger on word of Washington's arrival. Recent acquisitions have given us confidence that this company will return to its historically strong position.

   Unitrode Corporation -- After this well managed semi-conductor manufacturer's stock fell from $42 to $18, we thought that we found a bargain. When it dropped to $13, we admitted our mistake, sold it and moved on.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 13

[sidebar]

WHAT WE DO

Royce Micro-Cap Fund ("RMC") uses a value approach to invest primarily in companies with market capitalizations of $300 million or less. We believe that the buying opportunities in this more volatile sector have a greater potential for higher returns than any other in the domestic equity market due to limited institutional attention and research coverage.


HOW WE DID

Royce Micro-Cap Fund outperformed its benchmark index, the small-cap oriented Russell 2000, for the first six months, returning 6.4% versus 4.9% for the index in what was a difficult period for small and micro-cap stocks. Companies in the financial intermediaries, natural resources and industrial services sectors led the way in terms of the portfolio's performance. The Fund outperformed the Russell 2000 for the one-year, five-year and since inception periods (12/31/91) as well. The Fund's average annual total return since inception was 18.6% and total net assets were approximately $209 million as of June 30, 1998. The end of this year will mark its seventh year of operation, making it one of the more established micro-cap funds available.

Although the micro-cap category is beginning to emerge from obscurity, in general it is still not well known or well understood by many investors. While micro-cap companies are higher in risk than larger, more established companies, we believe that the sector offers the best value in the domestic equity arena. Thus, our enthusiasm for micro-cap stocks remains very strong.

[end sidebar]

ROYCE MICRO-CAP FUND+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
--------------------------------------------------------------------------------

   Year-to-date*                                                           6.4%
 ...............................................................................
   1-Year                                                                 20.5
 ...............................................................................
   3-Year                                                                 17.9
 ...............................................................................
   5-Year                                                                 16.3
 ...............................................................................
   Since Inception (12/31/91)                                             18.6

*Not annualized.

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON  Inception (12/31/91) Through 6/30/98
--------------------------------------------------------------------------------

                         Average Annual          Standard
                          Total Return           Deviation                RUR
 ...............................................................................
   Royce Micro-Cap           18.6%                  9.8                   1.89
 ...............................................................................
   Russell 2000              16.2%                 12.9                   1.26
 ...............................................................................

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


Since its inception, Royce Micro-Cap has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------
[line chart]

PEAK 5/22/96                  PEAK 10/13/97
-------------------           --------------------
5/22/96 - 6/30/98             10/13/97 - 6/30/98
-------------------           --------------------
RMC            35.1%          RMC             1.6%
-------------------           --------------------
Russell 2000   28.7%          Russell 2000   -1.3%
-------------------           --------------------

[data points for Russell 2000]

Dec 95      0.00%
Jan 96     -0.11
Feb 96      3.01
Mar 96      5.11
Apr 96     10.73
May 96     15.09
Jun 96     10.36
Jul 96      0.73
Aug 96      6.58
Sep 96     10.75
Oct 96      9.04
Nov 96     13.54
Dec 96     16.51
Jan 97     18.84
Feb 97     15.95
Mar 97     10.48
Apr 97     10.79
May 97     23.12
Jun 97     28.40
Jul 97     34.37
Aug 97     37.45
Sep 97     47.51
Oct 97     41.04
Nov 97     40.12
Dec 97     42.57
Jan 98     40.32
Feb 98     50.69
Mar 98     56.90
Apr 98     57.76
May 98     49.26
Jun 98     49.57

[end line chart]

Royce Micro-Cap has provided strong absolute and relative performance from the small-cap peak in May 1996

--------------------------------------------------------------------------------
ROYCE MICRO-CAP vs. RUSSELL 2000  Value of $10,000 Invested on 12/31/91
--------------------------------------------------------------------------------
[line chart]

Date              Royce Micro-Cap $30,240          Russell 2000 $26,552
12/31/91                 10,000                       10,000
 3/31/92                 11,100                       10,750
 6/30/92                 10,700                       10,017
 9/30/92                 11,421                       10,303
12/31/92                 12,941                       11,841
 3/31/93                 14,184                       12,346
 6/30/93                 14,207                       12,615
 9/30/93                 15,316                       13,718
12/31/93                 16,004                       14,079
 3/31/94                 16,127                       13,704
 6/30/94                 15,855                       13,171
 9/30/94                 16,770                       14,085
12/31/94                 16,572                       13,823
 3/31/95                 17,185                       14,460
 6/30/95                 18,464                       15,815
 9/30/95                 19,717                       17,378
12/31/95                 19,731                       17,755
 3/31/96                 20,544                       18,662
 6/30/96                 21,906                       19,595
 9/30/96                 21,172                       19,662
12/31/96                 22,798                       20,684
 3/31/97                 22,602                       19,613
 6/30/97                 26,132                       22,794
 9/30/97                 29,015                       26,186
12/31/97                 28,426                       25,309
 3/31/98                 31,359                       27,852
 6/30/98                 30,240                       26,552

[end line chart]

Includes reinvestment of distributions.

+ All performance and risk information presented herein is for RMC's Investment
  Class. Shares of RMC's Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense which is not borne by the Investment Class.


14 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------
[bar chart]

                 2/12/92 -  3/18/94 -   5/22/96 -   1/22/97 -    10/13/97 -   4/21/98 -
                 7/8/92     12/9/94     7/24/96     4/25/97      1/12/98      6/15/98
Royce Micro-Cap   -1.5        -4.4         -8.7        -5.1        -7.8         -8.6
Russell 2000     -11.9       -12.4        -15.5        -9.2       -11.5        -11.6

[end bar chart]

Royce Micro-Cap has outperformed the Russell 2000 during all six major downturns since the Fund's inception.

---------------------------------------------------
PORTFOLIO DIAGNOSTICS
---------------------------------------------------

Median Market Cap.                     $188 million
 ...................................................
Weighted Average P/E Ratio                    15.8x
 ...................................................
Weighted Average P/B Ratio                     1.9x
 ...................................................
Weighted Average Yield                         0.9%
 ...................................................
Net Assets                             $209 million
 ...................................................
Turnover Rate                                   21%
 ...................................................
Symbol                                        RYOTX

---------------------------------------------------
TOP 10 POSITIONS % of Net Assets
---------------------------------------------------

Richardson Electronics                          2.0
 ...................................................
Oshkosh B'Gosh Cl. A                            1.6
 ...................................................
Pennsylvania
Manufacturers Corp. Cl. A                       1.5
 ...................................................
Velcro Industries                               1.4
 ...................................................
Duff & Phelps Credit Rating Co.                 1.3
 ...................................................
Insituform Technologies Cl. A                   1.3
 ...................................................
Newport Corporation                             1.3
 ...................................................
VideoServer                                     1.3
 ...................................................
PXRE Corporation                                1.2
 ...................................................
BHI Corporation                                 1.2

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                                             % of Net Assets*
---------------------------------------------------------------------------------------------------------------------
Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials     24
Technology Hardware, Software/Services, Distribution, Telecommunications                                       20
Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                               14
Industrial Services Transportation and Logistics, Printing, Engineering and Construction               12
Financial Intermediaries Insurance, Banking, Brokerage                                             11
Consumer Services Retail, Restaurants/Lodging, Leisure/Entertainment                           6
Natural Resources Oil and Gas, Energy Services, Real Estate                                5
Health Surgical Products and Devices, Drugs and Biotech, Health Services               4
Financial Services Insurance Brokers, Investment Management,
  Information and Processing                                                       3
Utilities Utilities                                                            1

*Excludes cash and short-term investments.

-------------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
-------------------------------------------------

International Isotopes                 $1,285,208
 .................................................
Instituform Technologies Cl. A          1,265,894
 .................................................
Duff & Phelps Credit Rating Co.         1,134,106
 .................................................
Velcro Industries                         974,451
 .................................................
LandAmerica Financial Group               972,051
-------------------------------------------------
Combined Gain                          $5,631,710
-------------------------------------------------

-------------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
-------------------------------------------------

Perceptron                             $1,024,269
 .................................................
RockShox                                  984,933
 .................................................
Johnson Worldwide Associates Cl. A        788,750
 .................................................
Axiohm Transaction Solutions              697,943
 .................................................
Highlands Insurance Group                 662,613
-------------------------------------------------
Combined Loss                          $4,158,508
-------------------------------------------------

During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 44% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

   International Isotopes -- Atypically, we bought this undiscovered micro-cap company on an IPO because they had bought $70 million in supercollider technology equipment from the U.S. government for about $5 million, intending to create radioactive isotopes for prostate cancer treatment.

   Perceptron -- A company that manufactures three-dimensional image units for automobile-inspection robots saw its stock price drop precipitously, a decline that unfortunately continued after we bought the stock. A product transition cycle contributed to the dismal performance of the stock.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 15

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

NEW AND IMPROVED...www.roycefunds.com

     Visit our newly redesigned website. The site includes both organizational and navigational changes in an effort to create a more user-friendly interface. New featured sections include Res Praecipua ("special features") and a weekly What's New area.

[graphic: desktop computer, THE ROYCE FUNDS displayed on the screen]

     While we changed the look of our site, and included additional information for you, we retained the online services that have been popular with our computer savvy shareholders. Online account access allows our shareholders to check account values and share balances at their convenience, whenever they choose. Shareholders can also purchase additional shares, make exchanges between Royce Funds or request redemptions. Call Shareholder Services today to set up your account for online access -- (800) 841-1180.

GIVING A GIFT OR LEAVING A LEGACY -- IT'S YOUR CHOICE!

     The dilemma when making a gift is often whether the desire to be generous outweighs the concern over how the gift will be spent. Will the gift that you thought would fund a college education rust away in the driveway after a few years?

     Royce GiftShares Fund may be the solution to your gifting concerns. When you set up a GiftShares account, you establish a trust for your beneficiary. As the donor, you choose when the beneficiary will have access to the assets by selecting the termination date of the trust. If you would like the beneficiary to be able to use the assets before the termination date to pay college expenses, you may indicate your wishes when you establish the trust. The Trustee will pay the college expenses directly to the educational institution. No Porsche payment here! And while you are enjoying this new form of gifting, you may be able to take advantage of some tax and estate-planning benefits as well. To receive a prospectus, which includes fees and expenses, call (800) 221-4268. Please read the prospectus and Trust Adoption Agreement carefully before investing or sending money.

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus).

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average score for the 349 funds in the small-cap objective category with a three-year history was 1.50 for the three years ended 6/30/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund for this period were 0.74, 0.27 and 0.75, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value and Russell 2000 Growth are unmanaged indices of small-cap domestic common stocks and the S&P 500 and Dow Jones Industrial Average are unmanaged indices of large-cap domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.

16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                           THE ROYCE FUNDS
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Schedules of Investments                            18-22
----------------------------------------------------------
Statements of Assets and Liabilities                   23
----------------------------------------------------------
Statements of Changes in Net Assets                    24
----------------------------------------------------------
Statements of Operations and
Financial Highlights                                   25
----------------------------------------------------------
Notes to Financial Statements                       26-27
----------------------------------------------------------

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE PREMIER FUND                                     JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 88.1%

                                               SHARES            VALUE
                                               ------            -----
Consumer Products -- 9.7%
Apparel and Shoes - 2.1%
   Oakley*                                     923,800        $ 12,355,825
                                                              ------------
Collectibles - 3.5%
   Enesco Group                                680,200          20,916,150
                                                              ------------
Publishing - 3.0%
   Gibson Greetings*                           718,800          17,970,000
                                                              ------------
Sports and Recreation - 1.1%
   Sturm, Ruger & Company                      390,900           6,547,575
                                                              ------------
                                                                57,789,550
                                                              ============
Consumer Services -- 7.6%
Restaurants/Lodging - 3.6%
   Applebee's International                    530,100          11,860,987
   Buffets*                                    616,785           9,675,815
                                                              ------------
                                                                21,536,802
                                                              ------------
Retail - 4.0%
   Charming Shoppes*                         3,904,600          18,546,850
   Talbots                                     196,300           5,140,606
                                                              ------------
                                                                23,687,456
                                                              ------------
                                                                45,224,258
                                                              ============
Financial Intermediaries -- 15.7%
Insurance - 15.7%
   The Commerce Group                          418,000          16,197,500
   LandAmerica Financial Group                 177,100          10,138,975
   Leucadia National Corporation               412,300          13,631,669
   Pennsylvania Manufacturers
   Corporation Cl. A                           387,010           8,901,230
   Trenwick Group                              412,100          16,007,509
   Wesco Financial Corporation                  36,230          14,165,930
   Zenith National Insurance                   498,100          14,040,194
                                                              ------------
                                                                93,083,007
                                                              ============
Financial Services -- 10.4%
Insurance Brokers - 6.9%
   E.W. Blanch Holdings                        290,500          10,675,875
   Crawford & Company Cl. A                    373,350           7,000,313
   Arthur J. Gallagher & Co.                   291,100          13,026,725
   Willis Corroon Group ADR +                  832,500          10,458,281
                                                              ------------
                                                                41,161,194
                                                              ------------
Investment Management - 3.5%
   The John Nuveen Company Cl. A               216,800           8,604,250
   The Pioneer Group                           467,800          12,308,988
                                                              ------------
                                                                20,913,238
                                                              ------------
                                                                62,074,432
                                                              ============


                                               SHARES            VALUE
                                               ------            -----
Health -- 1.8%
Surgical Products and Devices - 1.8%
   Haemonetics Corporation*                    659,300        $ 10,548,800
                                                              ============
Industrial Products -- 20.8%
Aerospace/Defense - 3.3%
   Curtiss-Wright Corporation                  269,900          10,576,706
   Woodward Governor Company                   287,556           8,878,291
                                                              ------------
                                                                19,454,997
                                                              ------------
Building Systems and Components - 2.9%
   Juno Lighting                               334,900           7,912,013
   Simpson Manufacturing*                      235,400           9,092,325
                                                              ------------
                                                                17,004,338
                                                              ------------
Construction Materials - 5.2%
   CalMat                                      619,500          13,629,000
   Florida Rock Industries                     587,400          17,144,737
                                                              ------------
                                                                30,773,737
                                                              ------------
Machinery - 3.2%
   Lincoln Electric Holding                    585,990          12,965,029
   Nordson Corporation                         128,400           6,034,800
                                                              ------------
                                                                18,999,829
                                                              ------------
Paper and Packaging - 0.8%
   P. H. Glatfelter Company                    301,900           4,773,794
                                                              ------------
Pumps, Valves and Bearings - 2.2%
   Kaydon Corporation                          364,700          12,878,469
                                                              ------------
Specialty Chemicals and Materials - 2.2%
   Lilly Industries Cl. A                      616,500          13,331,812
                                                              ------------
Textiles - 1.0%
   Unifi                                       183,900           6,298,575
                                                              ------------
                                                               123,515,551
                                                              ============
Industrial Services -- 12.3%
Engineering and Construction - 4.3%
   Morrison Knudsen Corporation*             1,270,300          17,863,594
   Willbros Group*                             483,300           7,551,562
                                                              ------------
                                                                25,415,156
                                                              ------------
Printing - 5.8%
   Bowne & Co.                                 164,000           7,380,000
   New England Business Service                507,200          16,357,200
   The Standard Register Company               308,800          10,923,800
                                                              ------------
                                                                34,661,000
                                                              ------------
Transportation and Logistics - 2.2%
   AirNet Systems*                             311,600           5,024,550
   Arnold Industries                           548,500           8,090,375
                                                              ------------
                                                                13,114,925
                                                              ------------
                                                                73,191,081
                                                              ============



18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE PREMIER FUND                                     JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES      VALUE
                                      ------      -----
Natural Resources -- 4.7%
Oil and Gas - 4.7%
   Tom Brown*                       871,410   $ 16,393,401
   Denbury Resources*               901,772     11,779,397
                                              ------------
                                                28,172,798
                                              ============
Technology -- 5.1%
Distribution - 2.1%
   Marshall Industries*             461,300     12,570,425
                                              ------------
Software/Services - 3.0%
   National Computer Systems        729,400     17,505,600
                                              ------------
                                                30,076,025
                                              ============
TOTAL COMMON STOCKS
   (Cost $411,418,249)                         523,675,502
                                              ============

                                       PRINCIPAL
                                        AMOUNT
                                       ---------
U.S. TREASURY OBLIGATIONS -- 5.8%
U.S. Treasury Notes
   7.00%, due 4/15/99                $14,000,000      14,157,500
   6.25%, due 8/31/00                 10,000,000      10,146,900
   6.25%, due 8/31/02                 10,000,000      10,260,900
                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $34,225,158)                                 34,565,300
                                                    ============

                                                      VALUE
                                                      -----
REPURCHASE AGREEMENT -- 5.5%
State Street Bank and Trust Company, 5.15%
   dated 6/30/98, due 7/01/98, maturity value
   $32,804,692 (collateralized by U.S. Treasury
   Bonds, 8.375% due 8/15/08 and 7.25% due
   5/15/16, valued at $33,458,679)
   (Cost $32,800,000)                             $ 32,800,000
                                                  ============
TOTAL INVESTMENTS -- 99.4%
   (Cost $478,443,407)                             591,040,802
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.6%                            3,437,916
                                                  ------------
NET ASSETS -- 100.0%                              $594,478,718
                                                  ============

--------------------------------------------------------------------------------
* Non-income producing.
+ American Depository Receipt.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $478,443,407. At June 30, 1998, net unrealized appreciation for all securities was $112,597,395, consisting of aggregate gross unrealized appreciation of $122,365,054 and aggregate gross unrealized depreciation of $9,767,659.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                   JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.4%

                                                SHARES         VALUE
                                                ------         -----
Consumer Products -- 12.5%
Apparel and Shoes - 2.5%
   Oshkosh B'Gosh Cl. A                         72,900      $  3,244,050
   Weyco Group                                  80,300         2,097,838
                                                            ------------
                                                               5,341,888
                                                            ------------
Food/Beverage/Tobacco - 0.4%
   800-JR CIGAR*                                37,100           732,725
                                                            ------------
Home Furnishings/Appliances - 4.7%
   Bassett Furniture Industries                 85,000         2,395,938
   Conso Products*                             131,275         1,083,019
   Fedders Corporation Cl. A                   125,400           799,425
   Lifetime Hoan Corporation                   127,780         1,277,800
   Mackie Designs*                              69,600           478,500
   The Rival Company                            55,000           742,500
   Velcro Industries                            21,700         3,021,725
                                                            ------------
                                                               9,798,907
                                                            ------------
Publishing - 1.2%
   Gibson Greetings*                            30,000           750,000
   The Topps Company*                          584,200         1,807,369
                                                            ------------
                                                               2,557,369
                                                            ------------
Sports and Recreation - 2.7%
   Johnson Worldwide Associates Cl. A*         157,750         1,991,594
   Lund International Holdings*                188,250         2,141,344
   RockShox*                                   363,200         1,452,800
                                                            ------------
                                                               5,585,738
                                                            ------------
Other Consumer Products - 1.0%
   Lazare Kaplan International*                 59,200           625,300
   Pentech International*                       82,300           113,162
   Toy Biz*                                    150,200         1,389,350
                                                            ------------
                                                               2,127,812
                                                            ------------
                                                              26,144,439
                                                            ============
Consumer Services -- 5.6%
Leisure/Entertainment - 2.1%
   MovieFone Cl. A*                            163,100         1,631,000
   PCA International                            72,900         1,840,725
   Seattle Filmworks*                          109,500           845,203
                                                            ------------
                                                               4,316,928
                                                            ------------
Restaurants/Lodging - 0.5%
   Pizza Inn                                   193,500         1,076,344
                                                            ------------
Retail - 3.0%
   The Bombay Company*                          53,000           251,750
   Catherines Stores Corporation*              231,200         2,268,650
   Lechters*                                   237,300         1,164,253
   Mikasa                                       70,000           892,500
   Suzy Shier                                  120,000           795,080
   Urban Outfitters*                            48,000           876,000
                                                            ------------
                                                               6,248,233
                                                            ------------
                                                              11,641,505
                                                            ============


                                                SHARES         VALUE
                                                ------         -----
Financial Intermediaries -- 8.8%
Banking - 0.6%
   Oriental Financial Group                     31,150      $  1,148,656
                                                            ------------
Insurance - 8.2%
   ALLIED Life Financial
    Corporation                                     50             1,444
   Capitol Transamerica Corporation             76,300         1,568,919
   Chartwell Re Corporation                     40,300         1,186,331
   Highlands Insurance Group*                   67,100         1,241,350
   Intercargo Corporation                      122,900         1,444,075
   Medical Assurance*                           65,895         1,828,586
   NYMAGIC                                      45,900         1,256,513
   The Navigators Group*                        13,700           259,444
   Nobel Insurance Limited                      33,750           455,625
   PXRE Corporation                             83,524         2,505,720
   Pennsylvania Manufacturers
    Corporation Cl. A                          135,072         3,106,656
   RLI                                          29,000         1,179,937
   Trenwick Group                               30,200         1,173,081
                                                            ------------
                                                              17,207,681
                                                            ------------
                                                              18,356,337
                                                            ============
Financial Services -- 3.5%
Information and Processing - 1.7%
   Duff & Phelps Credit Rating Co.              50,400         2,809,800
   Investors Financial Services
   Corporation                                  11,774           624,022
                                                            ------------
                                                               3,433,822
                                                            ------------
Insurance Brokers - 0.3%
   E.W. Blanch Holdings                         16,600           610,050
                                                            ------------
Investment Management - 1.5%
   Eaton Vance                                  30,000         1,389,375
   Phoenix Investment Partners                 174,500         1,515,969
   U.S. Global Investors Cl. A*                137,000           274,000
                                                            ------------
                                                               3,179,344
                                                            ------------
                                                               7,223,216
                                                            ============
Health -- 3.4%
Drugs and Biotech - 1.7%
   BioReliance Corporation*                    144,800         2,181,050
   International Isotopes*                      81,400         1,358,363
                                                            ------------
                                                               3,539,413
                                                            ------------
Health Services - 0.5%
   Jenny Craig*                                 86,800           526,225
   Life Technologies                            18,800           589,850
                                                            ------------
                                                               1,116,075
                                                            ------------


20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                   JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                             SHARES               VALUE
                                             ------               -----
Health (continued)
Personal Care - 0.7%
   Jean-Philippe Fragrances*                183,000          $  1,475,438
                                                             ------------
Surgical Products and Devices - 0.5%
   Nitinol Medical Technologies*            151,000             1,132,500
                                                             ------------
                                                                7,263,426
                                                             ============
Industrial Products -- 22.0%
Aerospace/Defense - 1.8%
   Curtiss-Wright Corporation                32,800             1,285,350
   Special Metals Corporation*              106,800             1,495,200
   Woodward Governor Company                 30,448               940,082
                                                             ------------
                                                                3,720,632
                                                             ------------
Building Systems and Components - 4.7%
   Falcon Products                          159,600             2,014,950
   Holophane Corporation*                    13,000               331,500
   International Aluminum
    Corporation                              39,500             1,224,500
   Knape & Vogt Manufacturing
    Company                                  16,900               380,250
   Simpson Manufacturing*                    60,800             2,348,400
   Skyline Corporation                        4,800               156,600
   Thor Industries                           73,200             2,026,725
   Woodhead Industries                       93,300             1,434,487
                                                             ------------
                                                                9,917,412
                                                             ------------
Construction Materials - 2.0%
   Florida Rock Industries                   80,700             2,355,431
   Puerto Rican Cement Company               37,000             1,748,250
                                                             ------------
                                                                4,103,681
                                                             ------------
Industrial Components - 0.5%
   Lumen Technologies*                      110,889               984,140
                                                             ------------
Machinery - 1.3%
   DeVlieg-Bullard*                         414,900               933,525
   Oshkosh Truck Corporation Cl. B           71,600             1,790,000
                                                             ------------
                                                                2,723,525
                                                             ------------
Paper and Packaging - 1.7%
   PalEx*                                   220,400             2,093,800
   Shorewood Packaging
    Corporation*                             97,050             1,540,669
                                                             ------------
                                                                3,634,469
                                                             ------------
Pumps, Valves and Bearings - 1.7%
   NN Ball and Roller                       107,900             1,288,056
   Sun Hydraulics Corporation               137,100             2,193,600
                                                             ------------
                                                                3,481,656
                                                             ------------
Specialty Chemicals and Materials - 4.5%
   Aldila*                                  256,400             1,698,650
   CFC International*                       155,600             1,721,325
   Chemfab Corporation*                     102,200             2,127,037
   Hauser*                                  130,200               756,787
   Hawkins Chemical                         168,161             2,017,932
   Synalloy Corporation                      73,700               994,950
                                                             ------------
                                                                9,316,681
                                                             ------------

                                             SHARES               VALUE
                                             ------               -----
Textiles - 1.1%
   Fab Industries                            63,200          $  1,761,700
   Thomaston Mills Cl. A                    107,000               628,625
                                                             ------------
                                                                2,390,325
                                                             ------------
Other Industrial Products - 2.7%
   BHA Group Holdings                       117,302             1,935,483
   Landauer                                  36,200             1,081,475
   Mestek*                                   12,000               256,500
   Modern Controls                          127,575               956,812
   Myers Industries                          63,393             1,521,432
                                                             ------------
                                                                5,751,702
                                                             ------------
                                                               46,024,223
                                                             ============
Industrial Services -- 12.1%
Commercial Services - 2.3%
   BHI Corporation*                          62,800             2,480,600
  +Business Resources Group*                264,600               694,575
   Cornell Corrections*                      66,900             1,404,900
   Open Plan Systems*                        75,600               174,825
                                                             ------------
                                                                4,754,900
                                                             ------------
Engineering and Construction - 3.0%
   Devcon International*                     62,400               175,500
   Insituform Technologies Cl. A*           200,300             2,772,903
  +Sevenson Environmental
   Services                                 168,900             1,414,538
   Willbros Group*                          120,400             1,881,250
                                                             ------------
                                                                6,244,191
                                                             ------------
Food/Tobacco Processors - 1.4%
   Midwest Grain Products*                  129,550             1,878,475
   Standard Commercial
    Corporation*                             99,733             1,097,063
                                                             ------------
                                                                2,975,538
                                                             ------------
Industrial Distribution - 1.0%
   Vallen Corporation*                      109,300             2,172,337
                                                             ------------
Printing - 1.7%
   Ennis Business Forms                     110,500             1,284,562
   Merrill Corporation                       36,800               811,900
   New England Business Service              42,300             1,364,175
                                                             ------------
                                                                3,460,637
                                                             ------------
Transportation and Logistics - 2.7%
   AirNet Systems*                           42,200               680,475
   Circle International Group                51,300             1,436,400
   Frozen Food Express Industries           195,150             1,927,106
   Kenan Transport Company                   46,730             1,606,344
                                                             ------------
                                                                5,650,325
                                                             ------------
                                                               25,257,928
                                                             ============
Natural Resources -- 4.5%
Energy Services - 1.0%
   Carbo Ceramics                            59,000             2,013,375
                                                             ------------


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 21

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND                                   JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                              SHARES          VALUE
                                              ------          -----
Natural Resources (continued)
Metals and Mining - 0.2%
   MK Gold Company*                           517,900    $    485,531
                                                         ------------
Oil and Gas - 3.3%
   Denbury Resources*                         168,300       2,198,419
   Domain Energy Corporation*                  98,800       1,185,600
   PetroCorp Incorporated*                    185,800       1,416,725
   Titan Exploration*                         231,600       2,055,450
                                                         ------------
                                                            6,856,194
                                                         ------------
                                                            9,355,100
                                                         ============
Technology -- 16.9%
Distribution - 3.9%
   Jaco Electronics*                          111,200         691,525
   Perceptron*                                162,100       1,945,200
   Pioneer-Standard Electronics               151,200       1,455,300
   Richardson Electronics                     304,000       4,104,000
                                                         ------------
                                                            8,196,025
                                                         ------------
Hardware - 7.6%
   Axiohm Transaction Solutions*              103,436       1,060,219
   CEM Corporation*                            85,700       1,039,113
   Control Devices                             28,332         368,316
   Electroglas*                               127,100       1,660,244
   Exar Corporation*                          104,200       2,188,200
   Industrial Scientific Corporation           45,300       1,109,850
   Intevac*                                   151,800       1,631,850
   Kentek Information Systems                  73,400         633,075
   Newport Corporation                        136,700       2,699,825
   Penn Engineering and
    Manufacturing                              73,300       1,832,500
   Performance Technologies*                   77,000         866,250
   Veeco Instruments*                          33,600         835,800
                                                         ------------
                                                           15,925,242
                                                         ------------

                                              SHARES          VALUE
                                              ------          -----
Software/Services - 5.4%
   CSP*                                       102,084    $    957,038
   Kronos Incorporated*                        68,300       2,475,875
   MacNeal-Schwendler
    Corporation*                              187,200       1,836,900
   Rainbow Technologies*                       61,100       1,252,550
  +Technical Communications
    Corporation*                               63,600         321,975
   Tyler Corporation*                         158,400       1,633,500
   VideoServer*                               218,800       2,680,300
                                                         ------------
                                                           11,158,138
                                                         ------------
                                                           35,279,405
                                                         ============
Utilities -- 0.5%
   Southern Union Company*                     32,261       1,040,417
                                                         ============
Miscellaneous -- 4.6%                                       9,608,849
                                                         ============
TOTAL COMMON STOCKS
   (Cost $161,512,680)                                    197,194,845
                                                         ============
REPURCHASE AGREEMENT -- 5.4%
State Street Bank and Trust Company,
   5.15% dated 6/30/98, due 7/01/98,
   maturity value $11,401,631
   (collateralized by U.S. Treasury Bonds,
   8.375% due 8/15/08 and 7.25%
   due 5/15/16,valued at $11,634,283)
   (Cost $11,400,000)                                      11,400,000
                                                         ============
TOTAL INVESTMENTS -- 99.8%
   (Cost $172,912,680)                                    208,594,845
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.2%                                     362,539
                                                         ------------
NET ASSETS -- 100.0%                                     $208,957,384
                                                         ============

--------------------------------------------------------------------------------
* Non-income producing.

+ At June 30, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $172,912,680. At June 30, 1998, net unrealized appreciation for all securities was $35,682,165, consisting of aggregate gross unrealized appreciation of $48,651,556 and aggregate gross unrealized depreciation of $12,969,391.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STATEMENTS OF ASSETS AND LIABILITIES                   JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------


                                                                                         Royce                Royce
                                                                                      Premier Fund         Micro-Cap Fund
                                                                                      ------------         --------------
ASSETS:
Investments at value (identified cost $445,643,407 and $161,512,680, respectively)    $558,240,802          $197,194,845
Repurchase agreements (at cost and value)                                               32,800,000            11,400,000
Cash                                                                                        78,137                97,055
Receivable for capital shares sold                                                       5,061,467               547,572
Receivable for dividends and interest                                                    1,384,875               121,277
Receivable for investments sold                                                            191,881                 6,875
Prepaid expenses and other assets                                                           31,739                11,826
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                                          597,788,901           209,379,450
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                                        1,488,044                68,175
Payable for capital shares redeemed                                                      1,199,906                89,329
Payable for investment advisory fees                                                       477,459               188,207
Accrued expenses                                                                           144,774                76,355
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                                       3,310,183               422,066
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                           $594,478,718          $208,957,384
========================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)                                             $ 2,407,039          $   (468,354)
Accumulated net realized gain on investments                                            11,067,370            13,358,034
Net unrealized appreciation on investments                                             112,597,395            35,682,165
Capital shares                                                                              62,998                20,905
Additional paid-in capital                                                             468,343,916           160,364,634
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                           $594,478,718          $208,957,384
  Investment Class                                                                    $594,478,718          $208,343,955
  Consultant Class                                                                                          $    613,429
========================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
  Investment Class                                                                      62,998,307            20,843,358
  Consultant Class                                                                                                61,445
========================================================================================================================
NET ASSET VALUES (Net Assets [divided by] Shares Outstanding):
  Investment Class (offering and redemption price* per share)                          $      9.44          $      10.00
  Consultant Class (offering price** per share)                                                             $       9.98
========================================================================================================================

* Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

** Redemption price per share is equal to NAV, less applicable deferred sales charge.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 23

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Royce Premier Fund                 Royce Micro-Cap Fund
                                                           =================================== ===================================
                                                            Six months ended     Year ended     Six months ended     Year ended
                                                              June 30, 1998     December 31,      June 30, 1998     December 31,
                                                               (unaudited)          1997           (unaudited)          1997
                                                           -----------------------------------------------------------------------
INVESTMENT OPERATIONS:
 Net investment income (loss)                               $     2,040,027   $  5,186,475       $    (535,220)   $     66,866
 Net realized gain on investments                                11,115,243     24,051,632          12,555,307      13,409,911
 Net change in unrealized appreciation on investments            31,774,190     33,005,954             249,439      21,410,808
------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations           44,929,460     62,244,061          12,269,526      34,887,585
------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income
  Investment Class                                                       --     (5,132,573)                 --              --
  Consultant Class                                                                                          --              --
 Net realized gain on investments
  Investment Class                                                       --    (26,952,526)                 --     (14,659,824)
  Consultant Class                                                                                          --              --
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                       --    (32,085,099)                 --     (14,659,824)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold
  Investment Class                                              119,292,262    253,092,118          33,277,542      88,285,531
  Consultant Class                                                                                     621,637              --
 Dividends reinvested
  Investment Class                                                       --     30,221,025                  --      13,665,774
  Consultant Class                                                                                          --              --
 Cost of shares redeemed
  Investment Class                                             (102,884,491)   (97,354,274)        (36,847,964)    (63,871,463)
  Consultant Class                                                                                          --              --
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from capital share
  transactions                                                   16,407,771    185,958,869          (2,948,785)     38,079,842
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                       61,337,231    216,117,831           9,320,741      58,307,603
NET ASSETS:
 Beginning of period                                            533,141,487    317,023,656         199,636,643     141,329,040
------------------------------------------------------------------------------------------------------------------------------
 End of period (a)                                          $   594,478,718   $533,141,487       $ 208,957,384    $199,636,643
==============================================================================================================================
CAPITAL SHARE TRANSACTIONS:
 Shares sold
  Investment Class                                               12,910,610     28,478,270           3,345,506       9,367,527
  Consultant Class                                                                                      61,445              --
 Shares issued for reinvestment of dividends and
  distributions
  Investment Class                                                       --      3,457,777                  --       1,453,806
  Consultant Class                                                                                          --              --
 Shares redeemed
  Investment Class                                              (11,215,136)   (11,226,941)         (3,745,480)     (6,947,247)
  Consultant Class                                                                                          --              --
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                    1,695,474     20,709,106            (338,529)      3,874,086
------------------------------------------------------------------------------------------------------------------------------

(a) Includes undistributed net investment income (loss) of $2,407,039 and $(468,354) in 1998 and $367,012 and $66,866 in 1997 for Royce Premier Fund
     and Royce Micro-Cap Fund, respectively.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STATEMENTS OF OPERATIONS              SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                               Royce            Royce
                                                           Premier Fund     Micro-Cap Fund
                                                          ==============   ===============
INVESTMENT INCOME:
Income:
  Dividends                                                $ 3,674,712       $   778,505
  Interest                                                   1,809,594           220,994
-----------------------------------------------------------------------------------------
   Total Income                                              5,484,306           999,499
-----------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                   2,800,783         1,544,584
  Distribution fees                                                 --               431
  Shareholder servicing fees                                   183,636            74,778
  Administrative and office facilities expenses                134,128            50,106
  Custodian fees                                                52,784            41,437
  Professional fees                                             36,629            23,841
  Trustees' fees                                                29,962            11,016
  Other expenses                                               206,357           109,217
-----------------------------------------------------------------------------------------
   Total Expenses                                            3,444,279         1,855,410
   Fees Waived by Investment Adviser                                --          (320,691)
-----------------------------------------------------------------------------------------
   Net Expenses                                              3,444,279         1,534,719
-----------------------------------------------------------------------------------------
   Net Investment Income (Loss)                              2,040,027          (535,220)
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                           11,115,243        12,555,307
 Net change in unrealized appreciation on investments       31,774,190           249,439
-----------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments            42,889,433        12,804,746
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS      $44,929,460       $12,269,526
=========================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

             NET ASSET VALUE,   NET INVESTMENT      NET REALIZED AND      DIVIDENDS FROM
                 BEGINNING          INCOME       UNREALIZED GAIN (LOSS)   NET INVESTMENT
                 OF PERIOD          (LOSS)           ON INVESTMENTS           INCOME
----------------------------------------------------------------------------------------
     ROYCE PREMIER FUND (a)
++    1998       $  8.70           $ 0.03               $  0.71             $   --
      1997          7.81             0.09                  1.35              (0.09)
      1996          7.12             0.10                  1.18              (0.10)
      1995          6.48             0.10                  1.05              (0.09)
      1994          6.41             0.06                  0.15              (0.05)
      1993          5.52             0.02                  1.03              (0.02)
     ROYCE MICRO-CAP FUND -- INVESTMENT CLASS (b)
++    1998       $  9.40           $ 0.03)               $ 0.63             $   --
      1997          8.14               --                  2.01                 --
      1996          7.53            (0.01)                 1.17                 --
      1995          6.48               --                  1.24                 --
      1994          6.47               --                  0.23                 --
      1993          5.83               --                  1.38                 --
     ROYCE MICRO-CAP FUND -- CONSULTANT CLASS (c)
++    1998       $ 10.58           $(0.01)              $ (0.59)            $   --
----------------------------------------------------------------------------------------


                                                                      RATIO OF       RATIO OF NET                   AVERAGE
      DISTRIBUTIONS FROM    NET ASSET                 NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO   COMMISSION
       NET REALIZED GAIN   VALUE, END     TOTAL      END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER      RATE
        ON INVESTMENTS      OF PERIOD     RETURN    (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE       PAID+
-----------------------------------------------------------------------------------------------------------------------------
++         $   --           $ 9.44         8.5%         $594,479        1.23%*          0.73%*            11%       $0.0653
            (0.46)            8.70        18.4%          533,141        1.24%           1.20%             18%        0.0608
            (0.49)            7.81        18.1%          317,024        1.25%           1.25%             34%        0.0621
            (0.42)            7.12        17.8%          302,239        1.25%           1.48%             39%            --
            (0.09)            6.48         3.3%          202,390        1.38%           1.19%             38%            --
            (0.14)            6.41        19.0%           47,143        1.50%           0.68%             85%            --
++         $   --           $10.00         6.4%         $208,344        1.49%*         (0.52)%*           21%       $0.0613
            (0.75)            9.40        24.7%          199,637        1.49%           0.04%             38%        0.0549
            (0.55)            8.14        15.5%          141,329        1.79%          (0.20)%            70%        0.0476
            (0.19)            7.53        19.1%           97,729        1.94%           0.10%             25%            --
            (0.22)            6.48         3.6%           26,774        1.99%           0.02%             54%            --
            (0.74)            6.47        23.7%           10,261        1.99%          (0.09)%           116%            --
++         $   --           $ 9.98        (5.7)%        $    613        2.49%*         (1.47)%*           21%       $0.0613
------------------------------------------------------------------------------------------------------------------------------

(a) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 1996 and 1993, the expense ratios before the waivers would have been 1.28% and 1.68%, respectively.

(b) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 1998 and December 31, 1997, 1996, 1995, 1994 and 1993, the expense ratios before the waivers would have been 1.80%, 1.80%, 1.87%, 1.97%, 2.34% and 2.49%, respectively.

(c) Expense ratios are shown after fee waiver by the investment adviser. For the period ended June 30, 1998 the expense ratio before the waiver would have been 5.93%. The Class commenced operations on May 4, 1998.

 * Annualized.

 + Beginning in 1996, funds are required to disclose average commission rates paid per share for purchases and sales of investments.

++ Period ended June 30, 1998 (unaudited).

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 25

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Premier Fund and Royce Micro-Cap Fund (the "Fund" or "Funds") are two series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Royce Premier Fund and the Investment Class of Royce Micro-Cap Fund commenced operations on December 31, 1991. The Consultant Class of Royce Micro-Cap Fund commenced operations on May 4, 1998.

     Classes of shares have equal rights as to earnings and assets, except that each class may bear different net distribution and shareholder servicing fees, certain other expenses and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

Expenses:

     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to that Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information".

Distributions:

     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributable in the following year.

Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked- to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

--------------------------------------------------------------------------------

Investment Adviser and Distributor:

     Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce") Royce is entitled to receive management fees which are computed daily and payable monthly. For the six months ended June 30, 1998, Royce Premier Fund and Royce Micro-Cap Fund recorded advisory fees of $2,800,783 and $1,223,893 (net of voluntary waivers of $320,691), respectively. The agreements provide for advisory fees at an annual rate of 1.0% and 1.5% of the average net assets of Royce Premier Fund and Royce Micro-Cap Fund, respectively.

     Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is an affiliate of Royce. For the six months ended June 30, 1998, RFS received 12b-1 distribution fees of $431 from the Consultant Class of Royce Micro-Cap Fund. The distribution agreement provides for maximum fees of 1.0% per annum of the average net assets of the Consultant Class of Royce Micro-Cap Fund.

Purchases and Sales of Investment Securities:

     For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

Transactions in Affiliated Companies:

     An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. Royce Micro-Cap Fund effected the following transactions in shares of such companies during the six months ended June 30, 1998.

================================================================================
                                Royce Premier Fund          Royce Micro-Cap Fund
                               --------------------        ---------------------
  Purchases                         $73,054,134                 $48,099,117
--------------------------------------------------------------------------------
  Sales                             $56,632,811                 $42,288,670
================================================================================


=========================================================================================
                         Purchases                 Sales
                  -----------------------   --------------------
   Affiliated                                                       Realized     Dividend
    Company         Shares        Cost       Shares       Cost        Gain        Income
---------------   ---------   -----------   --------   ---------   ----------   ---------
Business
Resources
Group             264,600     $905,474          --         --           --           --
Sevenson
Environmental
Services          --                --         500     $5,664         $426      $11,823
Technical
Communications
Corporation       --                --          --         --           --           --
=========================================================================================

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 27

                      This page intentionally left blank.

POSTSCRIPT
--------------------------------------------------------------------------------

[graphic: montage: Wall Street street sign, stock certificates, Stock Market building front, people working the stock market floor]

[page background image: man shooting a basketball]

HANG TIME

By now, the sight has grown familiar to all of us. A man with a basketball launches himself off the hardwood into the air from what looks like an absurdly early spot at the very top -- the very tip -- of the key. Moving gracefully and effortlessly skyward, he displays an uncanny ability to evade any defender in his path. The bodies of opponents gyrate at awkward angles, bobbing up and down in a futile effort to stop him-- they do not even slow him down. As he cruises toward the basket, there typically remains one hardy soul who will attempt to forestall the inevitable. Yet this defender is also left confounded and frustrated. Taking evasive action, the man shifts the ball from his left hand to his right, now back again to his left, as the last defender plummets earthward, landing on the court, able only to gaze upward and watch enviously as the man dunks the ball with an elegance that a dunk is not supposed to possess. Michael Jordan has done it again.

      Jordan's aerial exploits have become the stuff of legend because of moments such as this. With what looks like a casual disregard for the laws of gravity, he has risen to be not only the greatest athlete of his time and the greatest basketball player in the history of the game, but arguably the most famous human being on the face of the earth. Basketball writers looking for a way to do justice to his airness' high-flying feats have contributed a new phrase to our collective lexicon, used to describe anything that lingers longer in the air than physics or common sense would seem to allow -- Hang Time.

      In our view, the stock market of the past four years is best characterized as Jordanesque in the ability of a different sort of rampaging bull to remain at lofty levels longer than any rational explanation would seem capable of justifying. The prognosticators who have explained exactly why the Dow had reached a peak at (take your pick) 7000, 8000 or 9000 have subsequently felt like the multitude of sports writers who have prematurely predicted Jordan's retirement. This explains why we like to avoid prognostication and instead save our energy for the real game -- striving to build wealth for our shareholders. The fundamentals of our small-cap value style -- finding attractively priced companies with solid financials -- are the equivalent of good shot selection and tough defense.

      The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market. We should all enjoy the good times while we can, without losing sight of the fact that, sooner or later, all good things come to an end. Someday, and the day is not far off, Michael will be more concerned about a tee time than a tip-off, having returned the game to mere mortals. We believe that the market, too, will return to more historical levels of performance and volatility, and when it does, we will be where we have always been, playing the game with a solid fundamental approach.

[sidebar]

The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market.

[end sidebar]

                                       THE
                                      ROYCE
                                      FUNDS

                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                  HIGHLY-RESPECTED SMALL COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $3 billion in total assets under management, Royce & Associates, Inc. remains an independent firm committed to the same principles that have served us well for 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above-average full market cycle total returns with below-average risk.

                REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

                              CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our principals, employees and their affiliates currently have more than $40 million invested in The Royce Funds.

                 VALUE INVESTING IN SMALL COMPANIES FOR 25 YEARS

THE ROYCE FUNDS                         ADVISOR SERVICES
1414 Avenue of the Americas             For Fund Materials, Performance Updates,
New York, NY 10019                      Transactions or Account Inquiries
                                        (800) 33-ROYCE (337-6923)

GENERAL INFORMATION                     AUTOMATED TELEPHONE SERVICES
Additional Report Copies                (800) 78-ROYCE  (787-6923)
and Prospectus Inquiries
(800) 221-4268

SHAREHOLDER SERVICES                    E-mail: funds@roycenet.com
(800) 841-1180                          Web address: www.roycefunds.com

     This report must be accompanied or preceded by a current prospectus for one or more of the Funds. Please read the prospectus carefully before investing or sending money.